Filed Pursuant to Rule 497(e)
Registration No. 33-40771
COMSTOCK FUNDS, INC
(the “COMPANY”)
Comstock Capital Value Fund
(the “Fund”)
Supplement dated June 30, 2011
to the Company’s Class AAA Shares Prospectus dated August 27, 2010
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Fund have not changed.